Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald H. Friesen, principal financial officer of Sun Life Insurance and Annuity Company of New York (the "Company"), hereby certify, to the best of my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald H. Friesen
Ronald H. Friesen
Senior Vice President and Chief Financial Officer
(principal financial officer)
March 27, 2007